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                                                                   EXHIBIT 10.11


                          REGISTRATION RIGHTS AGREEMENT



         Effective                , 1996, Chadwick's of Boston, Ltd., a Delaware
corporation ("Chadwick's), and The TJX Companies, Inc., a Delaware corporation ("TJX"), hereby act and agree as follows:

        1.    Definitions.  As used herein:

              (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

              (b) The term "Registrable Securities" means the ___________ shares of Common Stock of Chadwick's beneficially owned by TJX as of the date hereof and any additional shares of Common Stock of Chadwick's issued in respect thereof as a result of any stock split, stock dividend, combination or recapitalization but shall not include any shares of capital stock which (i) have been effectively registered under the 1933 Act and disposed of in accordance with a registration statement covering such securities, (ii) have been distributed to the public pursuant to Rule 144 or (iii) have been transferred or disposed of in a transaction as to which the registration rights granted hereunder have not or may not be transferred.

              (c) The term "Holder" means TJX and any transferee of Registrable Securities from a Holder provided such transfer complies with Section 9 of this Agreement.

              (d)  The term "Initiating Holders" shall have the meaning given in
Section 2(b).

              (e) The terms "Form S-1", "Form S-2", "Form S-3", "Form S-4 and "Form S-8" mean such respective forms under the 1933 Act as in effect on the date hereof or any successor registration forms thereto under the 1933 Act subsequently adopted by the SEC.

              (f) The term "1933 Act" shall mean the Securities Act of 1933, as amended.

              (g) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

              (h) The term "SEC" shall mean the Securities and Exchange Commission.

              (i)  The term "Notice" shall have the meaning given in Section
2(a).

              (j) The term "Violation" shall have the meaning given in Section 7(a).
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              (k)  The term "Non-Qualifying Registration" shall mean a
registration on Form S-1, Form S-2 or Form S-3 relating solely to the offer and sale by Chadwick's of non-convertible investment grade securities or investment grade asset-backed securities or securities issuable pursuant to a dividend or interest reinvestment plan; a registration on Form S-8; or a registration on Form S-4.

              (l) The term "Rule 144" shall mean Rule 144 promulgated by the SEC under the 1933 Act or any subsequent rule pertaining to the disposition of securities without registration.

              (m) The term "Underwriters' Maximum Number" shall have the meanings given in Sections 2(b) and 3(b).

         2. REQUEST FOR REGISTRATION. (a) If Chadwick's shall receive at any time after six months from the date hereof a written request from the Holders of a majority of the Registrable Securities then outstanding that Chadwick's file a registration statement under the 1933 Act covering the registration of at least ten percent (10%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, including underwriting discounts and commissions, would exceed $25,000,000), then Chadwick's shall, within ten (10) days of the receipt thereof, give written notice ("Notice") of such request to all Holders and shall, subject to the limitations of this
Section 2, effect the registration of all such Registrable Securities, and all other Registrable Securities the registration of which has been requested by Holders in writing within twenty (20) days of the Notice, in accordance with
Section 4.

              (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise Chadwick's as a part of their request made pursuant to subsection (a) and Chadwick's shall include such information in the Notice. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with Chadwick's) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably satisfactory to Chadwick's. If the managing underwriters shall give written advice to Chadwick's and the Holders of Registrable Securities to be included in such registration that, in the reasonable opinion of such managing underwriters, marketing factors (including, without limitation, price to public and underwriting discounts and commissions) require a limitation on the total number of securities to be underwritten (in this subsection called the "Underwriters' Maximum Number"), then: (i) Chadwick's will be obligated and required to include in such registration that


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number of Registrable Securities requested by the Holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Registrable Securities shall be allocated pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (ii) if the Underwriters' Maximum Number exceeds the number of Registrable Securities requested by the Holders thereof to be included in such registration, then Chadwick's will be entitled to include in such registration that number of securities which shall have been requested by Chadwick's to be included in such registration for the account of Chadwick's and which shall not be greater than such excess. During the term of this Agreement, Chadwick's shall not grant to any holder of its securities the right to participate in any registration effected pursuant to this Section 2(b) without the consent of the Holders of a majority of the Registrable Securities then outstanding.

              (c) Notwithstanding the foregoing provisions of this Section 2, Chadwick's shall not be obligated to file a registration statement to effect any registration, qualification or compliance pursuant to this Section 2 at any time within sixty (60) days prior to Chadwick's good faith estimated date of filing of any registration statement pertaining to securities of Chadwick's (other than a Non- Qualifying Registration) and pursuant to which a majority of the securities covered thereby are to be sold for the account of Chadwick's. Chadwick's shall use its best efforts in good faith to cause any such registration statement to be filed and to become effective as expeditiously as shall be reasonably possible. Chadwick's may not exercise its rights under this subsection (c) more than once in any period of twelve consecutive months or if it shall have exercised its rights pursuant to subsection (d) following within the prior twelve months.

              (d) Notwithstanding the foregoing provisions of this Section 2, if Chadwick's shall furnish to Holders a certificate signed by the President of Chadwick's stating that in Chadwick's reasonable judgment and good faith the filing of a registration statement requested pursuant to subsection (a) and the distribution of Registrable Securities pursuant thereto would interfere with any announced or imminent material financing, acquisition, disposition, corporate reorganization or other material transaction involving Chadwick's, Chadwick's shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders. Chadwick's may not exercise its rights under this subsection (d) more than once in any period of twelve consecutive months or if it shall have exercised its rights pursuant to preceding subsection (c) within the prior twelve months.

              (e) Chadwick's shall be obligated to effect only two registrations pursuant to this Section 2. In the event a registration is postponed pursuant to subsections (c) or (d), the Initial Holders shall have the right to withdraw their request for registration by giving written notice to Chadwick's within 20 days of receipt of the


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notice of postponement, and in the event of such withdrawal, such request shall not be counted for purposes of determining the number of registrations to which the Holders are entitled pursuant to this Section 2. Similarly, in the event a registration is duly requested pursuant to this Section 2, if at the time of such request the Initial Holders request in writing that Chadwick's and its officers and directors enter into a "market stand-off" agreement to the same general effect as described in Section 10 and within 15 days after receipt of such request Chadwick's does not advise the Initial Holders in writing that Chadwick's and its officers are prepared to enter into such an agreement, the Initial Holders shall have the right to withdraw their request for registration by giving written notice to Chadwick's within 20 days thereafter, and in the event of such withdrawal, such request shall not be counted for purposes of determining the number of registrations to which the Holders are entitled pursuant to this Section 2.

         3. PIGGYBACK REGISTRATION RIGHTS. (a) If Chadwick's proposes to register any of its securities under the 1933 Act at any time after six months from the date hereof (other than a Non-Qualifying Registration and excluding a registration requested pursuant to Section 2) in connection with a public offering of such securities solely for cash, Chadwick's shall, at each such time, promptly give written notice of such registration to each Holder. Upon the written request of any Holder given within 30 days after mailing of such notice by Chadwick's, Chadwick's shall, subject to the provisions of this Section 3, use its best efforts to include in such registration all of the Registrable Securities that each such Holder has requested to be registered. Chadwick's shall be under no obligation to complete any offering of its securities it proposes to make under this Section 3 and shall incur no liability to any Holder for its failure to do so. Holders shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any registration under this
Section 3 at any time prior to the effective date of such registration.

              (b) In connection with any registration covered by Section 3 involving any underwriting of securities, Chadwick's shall not be required to include any Holder's Registrable Securities in such registration unless such Holder accepts the terms of the underwriting as agreed upon between Chadwick's (or other persons who have the right to agree upon the underwriting terms relating to such offering) and the underwriters selected by Chadwick's (or other persons who have the right to select such underwriter). If the managing underwriters shall give written advice to Chadwick's, the other persons participating in the registration underwriting and the Holders of Registrable Securities to be included in such registration that, in the reasonable opinion of such managing underwriters, marketing factors require a limitation on the total number of securities to be underwritten (in this subsection called the "Underwriters' Maximum Number"), then: (i) Chadwick's shall include in such registration the securities proposed to be offered and sold for the account of Chadwick's up to the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities proposed to be offered and sold


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for the account of Chadwick's in such registration, then Holders of Registrable
Securities will be entitled to include in such registration that number of Registrable Securities which shall have been requested by such Holders to be included in such registration which shall not be greater than such excess (and if greater, the number of Registrable Securities which may be included in such registration shall be allocated pro rata among the Holders of such Registrable Securities on the basis of the number of Registrable Securities requested to be included therein by each such Holder); and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of securities which Chadwick's proposes to offer and sell for its own account and the Holders of Registrable Securities propose to offer and sell in such registration, then Chadwick's may include in such registration that number of other securities which persons (other than the Holders as such) shall have requested be included in such registration and which shall not be greater than such excess.

              (c) No Holder shall be entitled to exercise any right provided for in this Section 3 after the first to occur of five (5) years from the date hereof and such date on which the Registrable Securities represent less than five percent (5%) of the issued and outstanding shares of Chadwick's Common Stock.

        4. REGISTRATION MECHANICS. (a) Whenever required under this Agreement to effect the registration of any Registrable Securities, Chadwick's shall, as expeditiously as reasonably possible:

                   (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty
              (120) days. If Chadwick's elects to file such registration statement on other than Form S-1, such registration statement shall contain substantially the same information as would be required to be included in a registration statement on Form S-1 except to the extent that the managing underwriters, if the shares covered by such registration statement are to be offered by means of an underwriting, advise that marketing factors (including, without limitation, price to public and underwriting discounts and commissions) do not require the inclusion of such information.

                   (ii) Furnish to counsel selected by the Holders of a
              majority of the Registrable Securities covered by such registration statement copies of all such documents proposal to be filed at a reasonable time prior to the filing of such registration statement, the prospectus used in connection with such registration statement, or any amendment or supplement thereto.

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                   (iii) Prepare and file with the SEC such amendments and
              supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                   (iv) Furnish to the Holders whose Registrable Securities are covered by such registration such numbers of copies of the prospectus, conformed copies of the registration statement (including amendments or supplements thereto and, in each case, all exhibits and all documents incorporated by reference), and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                   (v) Use its best efforts to register and qualify the securities covered by such registration statement under such blue sky or other state securities laws as shall be reasonably requested by the Holders whose Registrable Securities are covered by such registration statement, provided that Chadwick's shall not be required in connection therewith or as a condition thereto to qualify to do business or subject itself to taxation or to file a general consent to service of process in any such states.

                   (vi) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering.

                   (vii) Notify each Holder of Registrable Securities covered by such registration statement any time when a prospectus relating thereto is required to be delivered under the 1933 Act upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                   (ix) Use its best efforts to cooperate with the Holders whose Registrable Securities are covered by such registration statement in the disposition of the Common Stock covered by such registration statement, including without limitation in the case of an underwritten offering participating under the direction of the managing underwriter in a "road show" scheduled by such managing underwriter in such locations and of such duration as in the judgment of such managing underwriter are appropriate for such underwritten offering.


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                   (x)     Furnish to the Holders whose Registrable Securities
              are covered by such registration statement and each underwriter, if any, a signed counterpart, addressed to such underwriter, of an appropriate opinion of counsel for Chadwick's covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities.

                   (xi) Give the Holders whose Registrable Securities are covered by such registration statement and each underwriter, if any, and their respective counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto and give each of them such access to its books and records and such opportunities to discuss the business of Chadwick's with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Holders whose Registrable Securities are covered by such registration statement and such underwriters of their respective counsel, to conduct a reasonable investigation within the meaning of the 1933 Act.

                   (xii) Make available to its securities holders, as soon as reasonably practicable, an earnings statement covering a period of at least twelve months, but not more than eighteen months, beginning with the first day of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(1) of the 1933 Act and Rule 158 thereunder.

                   (xiii) Otherwise use its best efforts to comply with the 1933 Act, the 1934 Act, and all applicable rules and regulations of the SEC.

         (b) In connection with any offering of Registrable Securities to be registered pursuant to Section 2 or 3, each Holder of Registrable Securities included or to be included in such registration shall:

                   (i) Enter into and perform its obligations under any underwriting agreement to which it is a party.

                   (ii) Upon receipt of any notice from Chadwick's of the
              happening of any event of the kind described in subdivision (vii) of this subsection (a) above, forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating thereto until its receipt of the copies of the supplemented or amended prospectus and, if so directed by Chadwick's, deliver to Chadwick's all copies then in its possession of


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              the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                   (iii) At the end of any period during which Chadwick's is
              obligated to keep any registration statement current and effective, discontinue sales of shares pursuant to such registration statement upon receipt of notice from Chadwick's of its intention to remove from registration the shares covered by such registration statement which remain unsold, and notify Chadwick's of the number of shares registered which remain unsold promptly after receipt of such notice from Chadwick's.

         5. COOPERATION. (a) It shall be a condition precedent to the obligations of Chadwick's to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to Chadwick's all such information and materials and shall take all such action as may be reasonably required in order to permit Chadwick's to comply with the applicable requests of the 1933 Act and the SEC and to obtain any desired acceleration of the effective date of such registration statement. The failure of any prospective selling Holder of Registrable Securities to furnish any information or materials or to take any action in accordance with this subsection (a) shall not affect the obligations of Chadwick's under this Agreement to any remaining selling Holders who furnish such information and materials and who take such action unless, in the reasonable opinion of counsel to Chadwick's or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

              (b) Chadwick's shall have no obligation with respect to any registration requested pursuant to Section 2 if, due to the operation of subsection (a) above, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger Chadwick's obligation to initiate such registration as specified in Section 2.

         6. EXPENSES. All expenses incurred in connection with each of the registrations, filings or qualifications pursuant hereto, including, without limitation, all registration, filing, printing and accounting fees, all fees and expenses of complying with state securities or blue sky laws, and fees and disbursements of counsel of Chadwick's, shall be borne by Chadwick's, except that underwriting discounts and commissions relating to the Registrable Securities and the fees and disbursements of counsel and accountants for the selling Holders shall be borne and paid by the selling Holders of such Registrable Securities and provided that Chadwick's shall not be required to pay for any expenses of any registration proceedings begun pursuant to Section 2 if the registration request is subsequently withdrawn at the request of a

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majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses).

         7.   INDEMNIFICATION.

         In the event any Registrable Securities are included in a registration statement under this Agreement:

              (a) To the fullest extent permitted by law, Chadwick's will and hereby does indemnify and hold harmless each selling Holder, the officers, directors, shareholders, employees and partners of such Holder and each person, if any, who controls such Holder within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities (joint or several) (including legal fees and other expenses) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law or common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (including in any prospectus or preliminary prospectus included therein), or
(ii) any other violation by Chadwick's of the 1933 Act or any other securities law or any rule or regulation promulgated thereunder. Chadwick's will reimburse each such selling Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this
Section 7(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of Chadwick's, nor shall Chadwick's be liable to a Holder in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for inclusion in such registration by or on behalf of such Holder or controlling person.

              (b) To the fullest extent permitted by law, each selling Holder will and hereby does indemnify and hold harmless Chadwick's, each of its directors, each of its officers who sign the registration statement, each person, if any, who controls Chadwick's within the meaning of the 1933 Act, each agent and any other selling Holder selling securities in such registration statement and any of its directors, officers or partners or any person who controls such selling Holder, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state or common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such

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Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for inclusion in such registration statement; and each such selling Holder will reimburse any legal or other expenses reasonably incurred by (i) Chadwick's or any such director, officer, agent, controlling person of Chadwick's, or (ii) other selling Holder, officer, director, partner or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the selling Holder nor, in the case of a sale directly by Chadwick's of its securities (including a sale of such securities through any underwriter retained by Chadwick's to engage in a distribution solely on behalf of Chadwick's) shall the selling Holder be liable to Chadwick's in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and Chadwick's failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1993 Act. Notwithstanding the foregoing, no selling Holder shall be required to pay pursuant hereto an amount in excess of the amount by which the total price at which the securities of such Holder were offered to the public (less underwriters' discounts and commissions) exceeds the amount of any damages which such Holder has otherwise been required to pay pursuant to this paragraph (b).

              (c) Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this Section 7, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel at the indemnifying party's or parties' expense. If an indemnifying party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice


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referred to in the first sentence of this subsection, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. Notwithstanding the foregoing, the indemnifying party shall not be obligated to pay the reasonable fees and expenses of more than one counsel for the indemnified parties with respect to any claim, unless in the reasonable judgment of counsel to any indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels (which shall be limited to one counsel per indemnified party). If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

              (d) If the indemnification provided for in this Section 7 is unavailable to a party that would have been an indemnified party under this
Section 7 in respect of any claims referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and such indemnified party on the other in connection with the action, statement or omission which resulted in such claims, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Chadwick's and each selling Holder of registered securities agrees that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection. The amount paid or payable by an indemnified party as a result of the claims referred to above in this subsection shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation within the meaning of such Section 11(f).

              (e) Without the prior written consent of the indemnified party, no indemnifying party shall consent to entry or judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant


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or plaintiff to such indemnified party of a release of all liability in respect of such claim.

         8. AVAILABILITY OF RULE 144. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Chadwick's to the public without registration, Chadwick's agrees to use its best efforts:

              (a) to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days from the date hereof;

              (b) to file with the SEC in a timely manner all reports and other documents required of Chadwick's under the 1933 Act and (at any time after it has become subject to the reporting requirements thereof) the 1934 Act; and

              (c) to furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by Chadwick's as to its compliance with the reporting requirements of Rule 144 (at any time after ninety days from the date hereof), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of Chadwick's and such other reports and documents so filed by Chadwick's, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        9. TRANSFER OF REGISTRATION RIGHTS. The registration rights of a Holder under this Agreement may be transferred to any transferee who acquires 500,000 shares or more of Common Stock of Chadwick's (adjusted for any stock splits, stock dividends, contributions or receipt obligations), provided that
(i) Chadwick's is given written notice by the transferor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned and (ii) the transferee agrees in writing to acquire and hold such securities subject to the provisions of this Agreement.

       10. "MARKET STAND-OFF" AGREEMENT. Each holder of Registrable Securities hereby agrees, effective after January 31, 1998 in the case of TJX only, that, during the period of duration (not to extend more than 7 days prior to, and beyond 90 days after, the effectiveness of the registration statement described below) specified by a managing underwriter of Common Stock or other securities of Chadwick's, following the filing date of a registration statement of Chadwick's filed under the 1933 Act, it


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
shall not, to the extent requested by such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of Chadwick's held by it at any time during such period except Common Stock included in such registration, provided that all officers and directors of Chadwick's and all other persons exercising registration rights with respect to such registration (whether or not pursuant to this Agreement) enter into similar agreements.

       11. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Chadwick's and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such securities and Chadwick's.

       12. MISCELLANEOUS. (a) All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon receipt when transmitted by telecopy or telex or after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, or Federal Express, to the party to whom the same is so given or made:

     If to Chadwick's, to:                  Chadwick's of Boston, Ltd.
                                            35 United Drive
                                            West Bridgewater, MA  02379
                                            Attn:  President

     With a copy to:                        Constantine Alexander, Esq.
                                            Nutter, McClennen & Fish, LLP
                                            One International Place
                                            Boston, MA  02110-2699
                                            Telecopy:  (617) 973-9748

     If to TJX, to:                         The TJX Companies, Inc.
                                            770 Cochituate Road
                                            Framingham, MA  01701
                                            Attn:

     With a copy to:                        Arthur G. Siler, Esq.
                                            Ropes & Gray
                                            One International Place
                                            Boston, MA  02110
or to such other person at such other place as either shall designate to the other in writing.

              (b) This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises and understandings, whether written or oral, with respect to the subject matter thereof, and cannot be changed or terminated orally. No party hereto shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises, or understandings not specifically set forth in this Agreement.

              (c) The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

              (d) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

              (e) All questions concerning the construction, validity and interpretation of this Agreement and the schedule hereto will be governed by the laws of the Commonwealth of Massachusetts without regard to conflicts of laws principles.

              (f) If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

              (g) This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

              (h) This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed and signed as of the day and year first above written.


                                            CHADWICK'S OF BOSTON, LTD.


                                            By_______________________________
                                              Its

                                            THE TJX COMPANIES, INC.


                                            By________________________________
                                              Its


                                      -15-